                         SUPPLEMENT DATED JUNE 5, 1998
                                      TO
             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1998
                as previously supplemented through May 19, 1998

               MORGAN STANLEY UNIVERSAL FUNDS, INC. (the "Fund")
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798

                        -------------------------------

     The Statement of Additional Information ("SAI") is being supplemented to reflect the creation of an additional prospectus of the Fund. The following sentence is added at the end of the second column on the first page of the SAI:

     Prospectus dated June 5, 1998 for the Value, Mid Cap Value and Global Equity Portfolios.


                        -------------------------------

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

MORGAN STANLEY ASSET MANAGEMENT INC.    MILLER ANDERSON & SHERRERD, LLP



MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES THREE PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS. THE FUND ALSO OFFERS FIFTEEN OTHER PORTFOLIOS MANAGED BY MSAM OR MAS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 AS SUPPLEMENTED THROUGH JUNE 5, 1998, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-281-2715 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE PORTFOLIOS:

Value           Global Equity
Mid Cap Value


AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

Prospectus dated June 5, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the three separate investment portfolios (each, a "Portfolio"), described in this Prospectus has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the Global Equity Portfolio. MSAM conducts a worldwide investment advisory business. As of April 30, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $98.7 billion in assets under management or fiduciary advice.

Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the Value and Mid Cap Value Portfolios. MAS's institutional investment advisory business was established in 1969. As of April 30, 1998, MAS managed assets of approximately $71.2 billion.


OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                     PAGE
                                       ----

FINANCIAL HIGHLIGHTS                    3
--------------------
     Financial highlights tables as of December 31, 1997.

PORTFOLIO SUMMARIES                     4
-------------------

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS             4
---------------------------

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES    6
------------------------------------

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS           17
-----------------------------

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                 17
----------------------

     General information about the organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES                       23
----------------

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following table provides audited financial highlights for the Portfolios for the period presented. The audited financial highlights for the period presented have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                                   VALUE        MID CAP VALUE    GLOBAL EQUITY
                                 PORTFOLIO        PORTFOLIO        PORTFOLIO
                              ---------------- ---------------- ----------------
                                PERIOD FROM      PERIOD FROM      PERIOD FROM
                              JANUARY 2, 1997* JANUARY 2, 1997* JANUARY 2, 1997*
SELECTED PER SHARE DATA AND   TO DECEMBER 31,  TO DECEMBER 31,  TO DECEMBER 31,
RATIOS                              1997             1997             1997
---------------------------   ---------------- ---------------- ----------------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................      $ 10.00          $ 10.00          $ 10.00
                                  -------          -------          -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income......         0.10             0.02             0.08
 Net Realized and Unrealized
  Gain......................         1.99             4.05             1.92
                                  -------          -------          -------
 Total From Investment
  Operations................         2.09             4.07             2.00
                                  -------          -------          -------
DISTRIBUTIONS
 Net Investment Income......        (0.10)           (0.02)           (0.08)
 In Excess of Net Investment
  Income....................         0.00 +             --               --
 Net Realized Gain..........        (0.21)           (0.73)           (0.18)
 In Excess of Net Realized
  Gain......................         0.00 +             --               --
                                  -------          -------          -------
 Total Distributions........        (0.31)           (0.75)           (0.26)
                                  -------          -------          -------
NET ASSET VALUE, END OF
 PERIOD.....................      $ 11.78          $ 13.32          $ 11.74
                                  =======          =======          =======
TOTAL RETURN................        20.98%           40.93%           20.04%
                                  =======          =======          =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period
 (000's)....................      $14,664          $11,461          $14,707
Ratio of Expenses to Average
 Net Assets.................         0.85%**          1.05%**          1.15%**
Ratio of Net Investment
 Income to Average Net
 Assets.....................         1.70%**          0.19%**          1.24%**
Portfolio Turnover Rate.....           34%             141%              20%
Average Commission Rate
 Per Share..................      $0.0585          $0.0490          $0.0350
 As a Percentage of Trade
  Amount....................           --               --             0.25%
--------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the
 Period:
 Per Share Benefit to Net
  Investment Income.........      $  0.06          $  0.08          $  0.09
Ratios Before Expense
 Limitation:
 Expenses to Average Net
  Assets....................         1.87%**          2.13%**          2.43%**
 Net Investment Income
  (Loss) to Average Net
  Assets....................         0.68%**         (0.89)%**        (0.04)%**
--------------------------------------------------------------------------------

 *Commencement of operations
**Annualized
 +Amount is less than $0.01 per share.

PORTFOLIO SUMMARIES
-------------------

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Common Stocks and other Equity Securities that are deemed by MAS to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from Common Stocks of issuers with equity capitalizations usually greater than $300 million that are deemed to be undervalued in the marketplace.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's share price will fluctuate with changes in market, economic and foreign currency exchange conditions.

MID CAP VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing in Common Stocks and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the Standard & Poor's Ratings Group ("S&P") MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average total return from Common Stocks of medium-size companies that are deemed to be undervalued in the marketplace.

RISK PROFILE: High potential risk and reward. The Portfolio's share price will fluctuate with changes in market and economic conditions.

GLOBAL EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that MSAM believes are undervalued.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets throughout the world, including the United States. By including Foreign Investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

THE PORTFOLIOS' INVESTMENTS
---------------------------

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of companies with equity capitalizations usually greater than $300 million.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero
Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued or Delayed Delivery Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Equity Securities that it deems to be undervalued relative to the stock market in general as measured by the S&P 500 Stock Index ("S&P 500"), based on value measures such as price/earnings ratios and price/book ratios, as well as fundamental research. While capital return will be emphasized somewhat more than income return, the Portfolio's total return will consist of both capital and income returns. Stocks that are deemed to be under-valued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks that are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."


MID CAP VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Equity Securities of mid-cap companies deemed to be under-valued. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued and Delayed Delivery Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Common Stocks that are deemed to be relatively under-valued at the time of purchase based on certain proprietary measures of value. The Portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index. The Portfolio will be structured taking into account the economic sector weights of the S&P MidCap 400 Index, with sector weights normally being within 5% of the sector weights of the Index. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, and Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of issuers throughout the world, including issuers in the United States and emerging market countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities. In addition, under normal circumstances, at least 20% of the Portfolio's total assets will be invested in the Common Stocks of U.S. issuers and the remaining equity position will be invested in at least three countries other than the United States. Although the Portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in Equity Securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Foreign Currency Transactions, Money Market Instruments, Non-Publicly Traded Securities, Restricted Securities and Private Placements, Repurchase Agreements and When-Issued or Delayed Delivery Securities, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, the Adviser initially identifies those stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Equity Securities that no longer conform to such investment criteria will be sold.

Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. Investing in foreign countries and emerging market countries subjects the Portfolio to additional risk, see "Securities and Investment Techniques" below.



SECURITIES AND INVESTMENT TECHNIQUES
------------------------------------

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

INSTRUMENTS AND INVESTMENTS

ABSs. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRs. For information concerning American Depositary Receipts ("ADRs"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2) Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (each, an "NRSRO") in one of their two highest categories, (e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3) Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4) U.S. Governments and Agencies.

(5) Repurchase Agreements collateralized by securities listed above.

CMOs. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolios are permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolios may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Portfolios. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). The Global Equity Portfolio will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The Value and Mid Cap Value Portfolios will not enter into futures to the extent that each Portfolio's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. The Portfolios' investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolios may use Derivatives under a number of different circumstances to further their investment objectives. The Portfolios may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, a Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. A Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and under other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolios may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may utilize futures contracts, forward contracts and related options are described below.

The Portfolios may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

The Portfolios may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolios may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that a Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions (Options). The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives a Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940

Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MBSS. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolios may invest an unlimited amount in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the

Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

VALUE STOCK INVESTING: Emphasizes Common Stocks that are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend-paying Common Stocks. However, non-dividend- paying stocks may also be selected for their value characteristics.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The Global Equity Portfolio will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS
-----------------------------

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

Each Portfolio is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, a Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND
----------------------

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Advisers, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the Global Equity Portfolio. MAS serves as the Adviser for the Value and Mid Cap Value Portfolios. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS is also a subsidiary of MSDW. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of April 30, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $98.7 billion in assets under management or fiduciary advice and MAS managed assets of approximately $71.2 billion. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Advisers and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Advisers and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

VALUE PORTFOLIO -- Robert J. Marcin, Richard M. Behler and Nicholas J. Kovich. Robert J. Marcin, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Value Portfolio in 1990 and the MAS Funds Equity Portfolio in 1994. Mr. Marcin holds a B.A. (Cum Laude) from Dartmouth College and is a Chartered Financial Analyst. Richard M. Behler, a Principal of Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as Senior Vice President for Merrill Lynch Economics from 1987 through 1992. He assumed responsibility for the MAS Fund's Value Portfolio in 1996. Mr. Behler received a B.A. (Cum Laude) in Economics from Villanova University and an M.A. and a Ph.D. in Economics from the University of Notre Dame. Nicholas J. Kovich, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Equity Portfolio in 1994. Mr. Kovich received a B.S. in Chemical Engineering and an M.B.A. from University of Kansas. Mr. Behler and Mr. Marcin have shared primary responsibility for managing the Portfolio's assets since its inception. Mr. Kovich assumed responsibilities with the Value Portfolio in 1997.

MID CAP VALUE PORTFOLIO -- William B. Gerlach, Gary G. Schlarbaum, Bradley S. Daniels and Chris Leavy. William B. Gerlach, a Vice President of Morgan Stanley, joined MAS in 1991. He served as a Programmer in Applications Software Development at Alphametrics Corporation from 1987 through 1991 and as a Data Analyst and Inflation Economist at Wharton Econometric Forecasting Associates from 1984 through 1987. He holds a B.A. in Economics from Haverford College. Gary G. Schlarbaum, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Equity and Small Cap Value Portfolios in 1987, the MAS Funds Balanced Portfolio in 1992 and the MAS Funds Multi-Asset-Class and Mid Cap Value Portfolios in 1994. Mr. Schlarbaum holds a B.A. from Coe College and a Ph.D. from University of Pennsylvania. Bradley S. Daniels, a Vice President of Morgan Stanley, joined MAS in 1985. Chris Leavy joined MAS in 1997. He served as a Portfolio Manager for Capitoline Investment Services from 1995-1997; a Portfolio Manager for Premier Trust Company from 1994 to 1995; and as a Research Analyst for Leavy Investment Management from 1993-1994. Messrs. Gerlach, Schlarbaum, Daniels and Leavy have had primary responsibility for managing the Portfolio's assets since its inception.

GLOBAL EQUITY PORTFOLIO -- Frances Campion. Frances Campion, a Managing Director of Morgan Stanley and MSAM, joined MSAM in January 1990 as a Global Equity Fund Manager. Her responsibilities include day-to-day management of the Global Equity product. Prior to joining MSAM, Ms. Campion was a U.S. equity analyst with Lombard Odier Limited where she had responsibility for the management of global portfolios. She is a graduate of University of College, Dublin. Ms. Campion has had primary responsibility for managing the Portfolio's assets since its inception.


OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM and MAS out of their respective administration fees. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Advisers or their service providers may be performed by insurance companies that purchase shares of the Portfolios. An Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. Morgan Stanley Trust Company ("MSTC"), Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the following table.

                            PORTFOLIO ADVISORY FEES

                                                             Mid Cap                       Global
 Assets                          Value                        Value                        Equity
----------------------------------------------------------------------------------------------------
 First $500 million              0.55%                        0.75%                        0.80%
----------------------------------------------------------------------------------------------------
 From $500 million
  to $1 billion                  0.50%                        0.70%                        0.75%
----------------------------------------------------------------------------------------------------
 More than $1 billion            0.45%                        0.65%                        0.70%
----------------------------------------------------------------------------------------------------

However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the following table.

                                                          Maximum Total Annual
                                                        Operating Expenses After
                                                            Fee Waivers and
Portfolio                                                    Reimbursements
---------                                               ------------------------
Value..................................................           0.85%
Mid Cap Value..........................................           1.05%
Global Equity..........................................           1.15%

These fee waivers and reimbursements are voluntary and may be terminated by MSAM or MAS at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreements authorize the Advisers to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Advisers to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Advisers to pay higher commissions in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of better execution, provided the Advisers believe this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Advisers. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Advisers. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Advisers, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisers may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Advisers or Morgan Stanley or any "affiliated persons," (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. For the period ended December 31, 1997, the portfolio turnover rate for the Mid Cap Value Portfolio was 141%. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                           Corresponding        Corresponding
     Fund                      MSIF               MAS Funds
     Portfolio               portfolio            portfolio
     ---------             -------------        -------------
     Value                                          Value
     Mid Cap Value                              Mid Cap Value
     Global Equity         Global Equity

Past investment performance of the Class A Shares of the MSIF Global Equity Portfolio and the Institutional Class Shares of the MAS Funds, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF or MAS Funds. The investment performance of the Class A Shares of the MSIF Global Equity Portfolio and the Institutional Class Shares of the MAS Funds is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                                 Average      Average      Average
                                                                                  Annual       Annual       Annual      Average
                           Total Return Total Return Total Return Total Return Total Return Total Return Total Return    Annual
                             One Year   Three Years   Five Years   Ten  Years  Three Years   Five Years   Ten  Years  Total Return
                 Inception    Ended        Ended        Ended        Ended        Ended        Ended        Ended        Since
Fund Name          Date      12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97    Inception
---------        --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
Global Equity...  7/15/92     23.75%       80.38%      178.25%         NA         21.73%       22.71%         NA         20.03%
MAS FUNDS:
Value...........  11/5/84     23.38%      118.48%      158.50%      464.41%       29.76%       20.92%       18.89%       18.01%
Mid Cap Value... 12/30/94     39.59%      160.77%         NA           NA         37.64%         NA           NA         37.60%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, MSDW owned more than 25% of the outstanding voting securities of the Mid Cap Value and Global Equity Portfolios. Also, as of that date, American General Life Insurance Company owned more than 25% of the Value and Mid Cap Value Portfolios and Fidelity Investments Life Insurance Company owned more than 25% of the Global Equity Portfolio, pursuant to variable annuity contracts and variable life insurance policies they have issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES
----------------

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). As a regulated investment company under the Internal Revenue Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each of the Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

For Portfolios that engage in Foreign Investment, certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of these Portfolios may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
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